                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                              PC Connection, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     New Hampshire                                        02-0372768
-----------------------                               ------------------
(State of incorporation                                 (IRS Employer
    or organization)                                  Identification No.)


       528 Route 13, Milford, New Hampshire                      03055
     ----------------------------------------                  ----------
     (Address of principal executive offices)                  (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.

                                      [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.

                                      [X]


 SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

                                   333-41171
                                   ---------


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                     None


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $.01
                         ----------------------------
                               (Title of class)
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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-41171) is incorporated herein by reference.


Item 2:  Exhibits.
         --------

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Restated Articles of Incorporation of the Registrant, as currently in effect, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Amended and Restated Certificate of Incorporation to be effective on or prior to the date of the consummation of the Offering contemplated by the Registration Statement on Form S-1, incorporated by reference to
         Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Bylaws of the Registrant, as amended to date, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Bylaws of the Registrant to be effective on or prior to the date of the consummation of the Offering contemplated by the Registration Statement on Form S-1, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              PC Connection, Inc.


                              By: /s/ Wayne L. Wilson
                                  -------------------------------------------
                                      Wayne L. Wilson
                                       President, Chief Operating Officer
                                       and Chief Financial Officer


February 20, 1998